Exhibit 10.01

盛美半导体设备（上海）有限公司

EMPLOYMENT AGREEMENT

劳 动 合 同

Party A: ACM Research (Shanghai), Inc.

(Hereinafter: "the Company")

甲方：盛美半导体设备（上海）有限公司

（以下称“公司”)

Party B: (Hereinafter: "the Employee")

乙方：Lisa Feng（以下称“员工”)

Mr/Ms:Lisa Feng

Detailed employee information is to be filled in on the signature page
员工的详细信息填写在签字页

盛美半导体设备（上海）有限公司

This Employment Agreement (this "Agreement") is entered into at Build 4, No.1690 Cai Lun Road, Zhangjiang High-Tech Park, Shanghai on 1/8/2018 in the People's Republic of China ("PRC") signed by the following two parties:

本雇佣协议（“协议”）于 1/8/2018 , 签 署于中华人民共和国（简称“中国”) , 上海张江高科技园区蔡 伦路1690号 第4幢 , 签约双方为：

COMPANY: ACM Research (Shanghai) Inc.

公司： 盛美半导体设备（上海）有限公司

Legal Representative: Hui Wang

法定代表人：王晖

And

和

EMPLOYEE: Name of Employee:

员工：员工姓名 : Lisa Feng

ID Number: 身份证号码：***

Identification Address:

身份地址：

Residential address:

居住地址：***

This company and the aforementioned individual shall bilaterally and unanimously reach an agreement on the undertakings, terms and conditions to sign the agreement as follows:

本公司和该员工就双方承诺、条款和条件达成一致 , 并签订协议如下：

盛美半导体设备（上海）有限公司

1	GENERAL PROVISIONS 总则

This Agreement is based on equality, willingness and mutual agreement in accordance with Labor Law of People’s Republic of China, Labor Contract Law of People’s Republic of China and relevant laws, administrative regulations as well as the actual situation in the Company.

根据《中华人民共和国劳动法》,《中华人民共和国劳动合同法》和有关法 律 , 行政法规, 结合我公司的实际情况 , 在双方平等自愿, 协商一致的条件下 , 制定本合同。

This Agreement is entered into between the Employee and the Company and only comes into effect when this Agreement is signed by both parties.

员工与公司双方签订劳动合同 , 并由双方共同签署本合同方可生效。

2	TERM (Termination during probationary period, renewal, and termination) 协议

期限（试用期解除 , 续约 , 解除）

Term            期限

This Agreement is a fixed-term agreement, effective as of 2018/1/8 and shall end on 2021/1/7 unless this agreement is terminated either during the probationary period or in accordance with the company's relevant policies, rules and regulations.

You will undergo a probationary period of 6 months you will have a probation evaluation after 6 months, if you pass the evaluation, you will pass the probation.

本协议为固定期限劳动合同 , 自 2018/1/8 起生效 , 有效期至 2021/1/7 止。 除了试用期阶段的合同解除或者根据公司的相关规章制度的约定解除劳动合同的 , 此合同将延续至有效期结束为止。 试用期为6个月 , 我们将在您入职6个月时进 行试用期考核 , 若考核通过 , 将转正。

Renewal and Termination 协议的续签和提前终止

This Agreement renewal and termination will be under the labor law and with the unanimous consent of both parties; however, a written agreement must be agreed upon at least thirty (30) to ninety (90) days in advance of the end of employment.

合同期限的延续和提前终止应根据劳动法的相关规定执行 , 并 由双方协商一 致后 , 应至少在本合同期满30至90天之前达成书面协议。

盛美半导体设备（上海）有限公司

3	Employee Obligation & Responsibility 员工的义务与职责

Scope of Work                                        职责范围

The Employee shall be employed as the Company's Controler, and shall have such duties as are commensurate with this position and any related duties now or hereafter assigned to the Employee by the Company. Please refer to Attachment 1 for detailed job descriptions.

该员工将被聘为本公司的 Controler , 履行与该 职位相称的各项职责以及本公司当前或以后指派的各项相关职责。具体工作职责见附件一。

Observing the Laws and Rules 员工应当遵守的法律规定

The Employee must abide by the Company's rules, regulations, and practices as they may be adapted or modified from time-to-time by the Company, including without limitation the rules contained in the Company's Employee Handbook (the "Employee Handbook"). The Employee acknowledges and agrees that performing the duties outlined herein in accordance with industry standards and in a high quality and professional manner is essential to protecting the Company's brand image.

员工必须遵守本公司的规章制度和惯例 , 并且严格遵守本公司员工手册（即“员工手册”）的各条规定 , 以及公司按照实际公司情况而不时修改这些规章制度和惯例或采纳新的规章制度和惯例。员工承认并同意根据行业标准、以高质量专业化的方式履行员工手册中描述的各项职责对于保护本公司的品牌形象至关 重要。

The Employee Handbook will become binding to the Employee when the employment commences. Changes or supplements in the Employee Handbook will be done by Human Resource in collaboration with the management according to the applicable laws and regulations, and officially notify to all employees.

员工遵守员工手册的相关规定 , 自劳动关系成立之日起生效。员工手册的修订或增补由人力资源部门协同管理层根据相关法律法规规定的程序进行 , 并正式公示给所有员工。

盛美半导体设备（上海）有限公司

Work Hours  工作时间

The Employee's normal work hours shall be eight (8) hours each day, (excluding one hour for lunch break), five (5) days per week, Monday to Friday, for a total of forty (40) working hours per week. The Employee shall work on a shift basis or other non-standard work hours system, if so required by the Company.

该员工的标准工作时间为每天八小时（进餐一小时不包括在内）, 一周五（5）天 , 从周一至周五 ,一周总计四十个工时。员工也有可能按照公司的要求实行轮班制 工作时间或其他非标准工作时间制。

Paid Annual Leave 带薪年休假

The Company shall grant Employee Fifteen (15) days of totally paid annual leave per calendar year, in addition to the legal public holidays of the PRC. Employee's paid vacation days shall be taken at such time or times as may be approved by the Company, pro-rated for any partial calendar year of employment. Further comment upon rules and regulations regarding holiday affairs are illustrated in the Employee Handbook.

除中华人民共和国的法定公共假期放假之外 , 本公司根据年历每年给予员工十五天带薪休假。带薪休假的时间必须通过本公司批准 , 按照雇佣的历年按比例分配。关于休假事宜的规定和规章在《员工手册》中有详细说明。

Labor Protection 劳动保护

The company dedicates to provide a safe and comfortable working environment for its employees. The Company adopts necessary measures and regulations to ensure the Employee has a safe work environment. The Employee should obey the regulation or any rules issued by the company to keep themselves safe.

公司致力于提供良好的安全和舒适的工作环境给员工。我们将提供必要的安全保护设施和管理条例 , 保证员工的工作场所安全。员工应遵守公司发布的相关条例以确保自身安全。

4	REMUNERATION AND BENEFITS 报酬和待遇

Salary 薪水

The salary together with subsidies, if any, of the Employee during the term of this Agreement shall be according to the salary adjustment record, the salary including the monthly allowance for lunch allowance and the traffic allowance before tax.

盛美半导体设备（上海）有限公司

本协议有效期内 , 员工每月薪资按最新的薪资调整记录执行 , 工资总额包括员工每月津贴中的午餐及交通津贴 , 税前。

The annual remuneration consists of 13 equal monthly payments. The conditions of the 13th month salary payment are: 1) Working in our company with more than 3 months in current year 2) and still under employment with the company when the 13th month salary granted. The specific refes to the employee handbook.

年报酬由 13 月工资组成。13薪按比例发放条件为：1）当年度在公司服务满3个 月以上的；2) 同时发放 13个月薪水时 , 员工依然在职 , 可以享受13个月的薪水；具体参照员工手册。

The salary of the present month shall be paid at the 30th to the bank accounts of the Employee established by the Company.

当月的工资将会在本月的30号发放 , 存入公司为员工开办的银行户头。

Salary amount is strictly confidential and shall be discussed only between the H.R. Department and the Employee or between the direct manager and the Employee.

薪水的数额是严格保密的 , 只有人力资源部和员工之间 , 或者直接上司和员工之间才可以谈论。

Performance-related Bonus                            员工业绩奖金

The Employee will receive a bonus based on personal performance and company status and the company annual bonus plan approved by the top management in the company. Normally, the bonus review will be handled by the company, and the bonus will be issued before the Chinese New Year.

员工根据个人表现和公司经营状况 , 以及公司管理层针对每年奖金计划方案规定的绩效完成内容将 获得的业绩奖金。该业绩奖金将由公司高层及公司内部实行统一评估 , 业绩奖金一般情况下将在中国新年之前发放。

Only upon fulfillment of the following three conditions, the performance bonus under this article may be granted: (1) the Employee achieves the target stipulated by the Company and achieves the work target setup by his/her supervisors; (2) the Employee is still under employment with the Company when granting the bonus or the employee is continuously worked in a calendar year from Jan. 1st to Dec. 31st; and (3) the Employee has not violated the relevant rules and regulations of the Company nor damaged the Company assets.

盛美半导体设备（上海）有限公司

在同时满足以下三个条件的情况下, 本条规定的员工业绩奖金方可支付： (1) 员工 达到 公司规定的业绩并且完成由上级领导给予设定的工作目标； (2) 员工在业绩奖金发放时仍然在职 , 或连续工作满一个公历年 (从当年 1 月 1 日至 12 月 31 日); (3) 员工没有违反公司规章制度或者损坏公司财产的情况。

Tax Payment  纳税

The Employee shall be personally responsible for the individual income tax and any other charges or taxes, if any, associated with the remuneration. The Company will pay salary and remuneration, if any, directly to Employee, after deducting any amount required to be withheld by the Company, acting as the legally obligatory withholder, as individual income tax or otherwise in accordance with applicable law.

员工应自行对与本薪酬待遇有关的个人所得税及其他税费负责。本公司根据现行法律规定 , 以法定代扣人的身份代扣代缴一定数额的税费之后 , 把工资以及报酬（如果有报酬的话）直接发放给员工。

Chinese nationals or employees holding a Chinese passport will receive a tax certificate once a year. Employees whose yearly income exceeds one hundred twenty thousand RMB (RMB120,000.00) will be personally responsible for his/her personal tax claim.

中国籍员工／持中国护照员工将每年一次收到纳税清单 , 对于年收入超过 12 万人民币一年的 , 员工 将自己负责申税。

Insurance and Welfare                   保险 和福利

The Company provides the statutory social insurance to the Employee, and additional commercial insurance to match up the daily requirement to the Employee. The detailed policy is listed in the Employee Handbook.

员工能享受国家规定的相关社会保险 , 和其他额外的商业保险计划 , 详细信息根据《员工手册》内的相关规定执行。

5	EMPLOYEE'S GENERAL OBLIGATIONS员工的总体职责

Management of Files                         文件管理

盛美半导体设备（上海）有限公司

The Employee will separately file work related files as well as collecting any and all documents produced during the performance of duties, projects, tasks and/or other obligations due; the loss deletion or damage of any document is strictly prohibited and will be deemed as a serious breach of this Agreement and the Employee concerned may not be eligible for the performance bonus under Article 4 of this Agreement.

员工将建立各自和工作有关的文件夹 , 收集履行职责、项目、执行任务或其他应尽职责时产生的所有文档；严禁遗失、删除或损坏与员工工作职责相关的任何信息 , 如有遗失、删除或损坏将视为严重违反本协议 , 员工因此不得享有本协议第四条规定的业绩奖金。

No Other Work and Other Association                   不得另外从事工作或加入其他社团

During the term of this Agreement, the Employee shall only assume post of and work for the Company. The Employee is not allowed to undertake any other business or professional activity similar or unsimilar to the duties of the Employee, including employment, provide labor service and/or consultation without permission by the Company either directly or indirectly, independently or in association with others.

本协议有效期内 , 员工只能在本公司担任职务进行工作 , 未经公司同意不得间接或直接地单独或与他人参与或联系与其在本公司的职责相同或相异的一切形式的商业或专业活动 , 包括雇佣 , 提供劳务和咨询活动。

Confidential Information              保密信息

Without the prior written approval of the Company, the Employee shall not, during the term or at any time thereafter, disclose to any unauthorized person (including his/her relatives), or use for the Employee's personal benefit or otherwise any information, knowledge, or data which the Employee receives or develops during the term and that which is confidential, including, but not limited to information contained in business processes, business plan, customer lists, methods, machines, manufacturers, compositions, engineering, research, ideas, concepts, inventions, discoveries, writings, software, or otherwise, or which the Company or any affiliate thereof, has received in confidential from any others; nor shall the Employee disclose to the Company any confidential information of any others. The Employee hereby warrants that the Employee shall hold in confidence all confidential information of the Company.

盛美半导体设备（上海）有限公司

在未事先征得公司书面同意的情况下 , 员工不得在期限内或之后任何时间 , 为了员工自身的利益或者他人利益 , 向任何未经授权的人（包括其亲属）披露或为上述之目的而使用员工在合同期限内接收或研发出的任何保密性质的信息、知识或数据 , 包括但不限于商业程序、商业计划、客户清单、 方 法、机器、加工商、构成、工程、研究、想法、概念、发明、发现、书面材料、 软件 或者其他物件中所包含的信息 , 或者公司或其任何关联公司从他方接收的要求保密的信息；员工还不得向公司披露其他任何人的任何保密信息。员工特此保证员工将会对公司的所有保密信息进行保密。

The Employee covenants that, upon end or termination of the employment due to any reason, the Employee shall deliver to the Company or destroy, at the Company's request, any and all forms of the files, documents and materials in the Employee's possession, which may contain the Company's confidential information.

员工承诺 , 由于任何原因而导致该雇佣关系终止或解除以后 , 该员工应将其手中任何及所有形式的、 可 能包含该 公司保密信息的文件、档案和材料交还给公司或者在公司的要求下销毁。

A breach of this Article of Confidential Information by the Employee constitutes a material breach of this Agreement. The Employee shall be liable for the breach herein, and return to the Company all proceeds gained as resulted from such breach. The Employee shall indemnify the Company against any losses incurred in such breach. Furthermore, the Company also has the right to take punitive actions against the Employee in accordance with relevant labor disciplines and rules, and the Employee concerned may not be eligible for the performance bonus under Article 4 of this Agreement.

员工违反本条关于保密信息的行为应被视为对此劳动合同的重大违约行为。该员工将对其违反本条规定的行为承担赔偿责任 , 并向公司呈交由于该等违约行为而取得的所有收益。该员工应为由于该等违约行为而造成的任何损失向该公司赔偿。此外 , 公司还有权根据相关的劳动纪律规则及规定对该员工采取惩罚性行动 , 员工因此不得享有本协议第四条规定的业绩奖金。

盛美半导体设备（上海）有限公司

Due Practice            正当做法

During the term of this Agreement, the Employee shall not, and shall not direct any other person, to offer, promise or give to any government official, any political party or official thereof, any candidate for political office, or any other person any money or any other thing of value while knowing or having reason to know that all or a portion of such money or thing of value will be offered, promised, or given directly to any such entity for the purpose of influencing any action, omission, or decision by the recipient in order to obtain or retain business for Company or to direct business to another.

本协议有效期内 , 员工本人不得 , 也不得指示他人 , 给任何政府官员、政党或政党的官员、候选人或任何其他人提供钱财 , 也不得做出此类承诺 , 不管是否应当知情这些钱财的一部分或者全部会提供给这些组织以影响接受方的制定法规、做出决议或做出消极行为以便本公司包揽业务或把业务指派给其他公司。

6	TRAINING 培训

The Company requires all Employees to undertake training programs, including compulsory courses and development training courses if the Company considers it appropriate. If the Employee has received training from the Company, and terminates his/her employment pursuant to provisions of this Agreement within two (2) years of completing such training, the Employee shall reimburse the Company of all training related expenses incurred by the Company in providing such training to the Employee on a pro rata basis.

本公司要求员工参加公司举办的必修类和合适的发展类培训项目。如果在员工在接受公司为其提供的培训完成两年（2年）内由于本协议相关的原因从本公司辞职 , 则必须按比例向本公司归还公司所支付的培训费用 , 作为对本公司的赔偿金。

7	END AND TERMINATION OF THIS AGREEMENT 协议的终止与解除

End and Termination of this Agreement                    协议的终止与解除

For the conditions related to end or termination of this Agreement, the Company will act in accordance with the relevant regulations of Labor Law of People’s Republic of China, Labor Contract Law of People's Republic of China, and the regulations as stipulated in the Employee Handbook.

对于本合同的终止和解除的情况 ,  公司将根据《劳动法》、 《劳动合同法》和《员工手册》的相关规定处理。

盛美半导体设备（上海）有限公司

Handover           移 交手续

No matter for which reason this Agreement ends or terminates, the Employee must fully cooperate with the handover personnel designated by the Company to ensure that his/her duties are successfully transferred to the handover personnel. The Company has the discretion to adopt different handover procedures for different employees.

员工无论何种原因与公司解除或终止劳动合同时均应与公司指定的交接人员合作 , 做好所担任工作的业务交接工作。公司有权根据不同职位的员工的情况决定采用不同的适当的工作交接手续。

Before the Employee leaves the Company, the following matters must be delivered:

(1)            Company assets held by the Employee (including equipment and facilities assigned by the Company to the Employee);

(2)            Personal loans borrowed from the Company;

(3)            Outstanding company affairs undertaken by the employee;

(4)            Details relating to the company affairs undertaken by the employee;

(5)            Various kinds of documents, disks and E-mails relating to the company affairs (including documents, books, technical data, etc.).

员工在离职前应就下列事项分别造册办理移交：

(1)、所经营的公司财物（含公司发给个人的设备和工具等）;

(2)、向公司借取的个人预支款；

(3)、应办未办及己办未了的事项；

(4)、所经办业务项目之办事细则；

(5)、所经办业务之各项资料（包括公文、图书、技术资料等）。

After completion of the handover, the Employee shall not keep any copy of the work related materials or electronical copies; the Employee shall not use the work related materials to support any opponent in lawsuit, arbitration or dispute which may have adverse effect to the Company.

交接完毕后 , 员工不得保留任何跟公司业务资料有关的复印件或电子版拷贝 , 不得将保留的业务资料用于支持任何可能对公司造成不利影响的诉讼、仲裁或争议的相对方。

The Employee must complete the handover in person. If the handover cannot be conducted by the Employee, a third party can be designated to complete the delivery upon approval by the Company. However, the Employee will still be responsible for the delivery. If the delivery fails to be delivered in time or completely, the Employee will be responsible for the losses or damages incurred to the Company.

盛美半导体设备（上海）有限公司

移交应亲自办理 , 如有特别原因 , 经核准可指定他人代为办理移交 , 所有一切责任仍由原移交人负责。逾期不移交或移交不清导致公司财物缺少、损坏 , 以及使公司蒙受其他损失者应负赔偿责任。

8	STATEMENT OF DISPUTE 争议的条件

In the event of a labor dispute, the Employee and the Company will negotiate based on fairness and equality.

一旦劳动争议发生 , 员工和公司将在公平和公正的基础上协商解决。

If the dispute is not settled within 30 days after the occurrence, the parties have the right to submit to the local labor dispute arbitration committee for arbitration.

如果双方自劳动争议发生的30天内无法解决劳动争议 , 双方有权向劳动关系所在地的劳动仲裁委员会提出仲裁。

If either party is not satisfied with the arbitration ruling, the case may be forwarded to the local People's Court.

任何一方对仲裁结果不满意的 , 可向地区法院起诉。

9	NON-CONFLICTING AGREEMENT 无相互冲突的协议

The Employee hereby represents and warrants that the execution of this Agreement and the performance of the Employee's obligations hereunder will not breach or be in conflict with any other agreement to which the Employee is a party or is bound to and that the Employee is not subject to any covenants against competition or similar covenants that would affect the performance of the Employee's obligations under this Agreement, and all the obligations included in the non-competition agreement or any other agreements which may have influential problems.

本公司的员工在此声明并保证在执行本协议及履行本协议中规定的员工职责时 , 不会违反或者冲突员工签订的其他协议或使其受到制约的协议 , 而且员工当前不再受任何不竞争契约或者其他一切可能影响本协议下员工职责的类似契约的管辖 , 包括前任公司遗留的任何竞业限制或其他合约问题的 影响。

盛美半导体设备（上海）有限公司

10	MISCELLANEOUS 其他

Survival: After the expiration or termination of this agreement, provisions of this agreement shall survive the termination thereof for the settlement of right(s) and obligation(s) produced by this agreement.

遗留效力：本协议期满或终止后为清算本协议产生的（各项）权利和（各项）义务 , 本协议的各条规定以及保密规定仍然有效。

Revision in Written Form: No provision of this Agreement may be amended, modified or waived without a written agreement signed by both parties.

以书面形式修改：本协议各条规定的修正、修改或放弃 都必须 由双方签署同意。

Notice: Any notice or other communications shall be delivered by first class certified mail or by registered mail. If the address of the Employee changes, the Employee shall notify the Company within seven days after the effectiveness of such change.

通知：双方之间任何通知或者沟通应通过特快专递或者挂号信 , 由日寄到双方在本协议中规定的地址。 若员工的通讯地址有任何变更 , 员工应当在该变更生效后七天内通知公司。

Language: This Agreement is executed in two (2) sets of originals, with each set comprised of and English and Chinese version. If there is any discrepancy between the Chinese version and the English version, the Chinese shall prevail.

语言：本协议由两套（2套）原件组成 , 每套有英文和中文书面协议版本 , 若中文与英文有任何不一致 , 以中文为准。

[End of page. Next page is Signature Page.]

本页完 , 签字转下页

盛美半导体设备（上海）有限公司

IN WITNESS HEREOF, the parties have executed this Employment Agreement as of the date set forth above.

截止上述日期 , 双方已经完成雇佣协议的制定 , 特此证明。

ACM Research (Shanghai), Inc.

盛美半导体设备(上海）有限公司

By／签订人      /s/ David Wang

Printed Name/打印姓名：David Wang

Title 职务：Chairman of the Board/成事长法人代表

EMPLOYEE/员人:

By／签订人         /s/ Lisa Feng

Printed Name/打印姓名：Lisa Feng

I.D. Card #/身份证明号码: ***

ID Address/户籍地址：

Residential Address/居住地址: ***

Email/电子邮件:

Attachment 1: Job Description

附件一：工作职责